Supplement to the
Fidelity Advisor® Industrials Fund
September 29, 2026
STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Securities Lending" section.
Security Lending Activities	Fund(s)
Fidelity Advisor® Industrials Fund
Gross income from securities lending activities	$1,184,340
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$1,150,750
Other fees not included in the revenue split (lending agent fees to NFS)	$3,286
Aggregate fees/compensation for securities lending activities	$1,154,036
Net income from securities lending activities	$30,304

FCY-SSTK-1026-100-1.9923818.100	October 23, 2026

Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I, and Class Z
September 29, 2026
STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Securities Lending" section.
Security Lending Activities	Fund(s)
	Fidelity Advisor® Biotechnology Fund	Fidelity Advisor® Health Care Fund	Fidelity Advisor® Industrials Fund	Fidelity Advisor® Semiconductors Fund
Gross income from securities lending activities	$3,174,030	$3,387,437	$1,184,340	$3,102,103
Fees paid to securities lending agent from a revenue split	$0	$0	$0	$0
Administrative fees	$0	$0	$0	$0
Rebate (paid to borrower)	$2,354,855	$3,012,005	$1,150,750	$2,825,734
Other fees not included in the revenue split (lending agent fees to NFS)	$79,655	$35,037	$3,286	$27,073
Aggregate fees/compensation for securities lending activities	$2,434,511	$3,047,042	$1,154,036	$2,852,807
Net income from securities lending activities	$739,519	$340,395	$30,304	$249,296

AFOC-AFOCI-SSTK-1026-155-1.480127.155	October 23, 2026